UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 24, 2024

PERASO INC.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Peraso Inc. (the “Company”) estimates its total revenue for the three months ended December 31, 2023, to be in the range of approximately $1.6 million to $1.9 million. The Company’s estimated royalty and other revenue for the three months ended December 31, 2023 is projected to be in the range of approximately $0.1 million to $0.4 million.

The Company’s estimated total revenue for the year ended December 31, 2023 is projected to be in the range of approximately $13.6 million to $13.8 million. The Company’s estimated royalty and other revenue for the year ended December 31, 2023 is projected to be in the range of approximately $0.7 million to $0.9 million.

The following table details estimated revenue by product category for the three and twelve months ended December 31, 2023:

($ in millions)	Three Months Ended	Twelve Months Ended
Product category	December 31, 2023
Memory ICs	$1.2	$8.4
mmWave ICs	0.2	2.8
mmWave antenna modules	0.1	1.7
	$1.5	$12.9

The Company had cash and cash equivalents of approximately $1.6 million at December 31, 2023, an increase of approximately $0.9 million from September 30, 2023. The increase in cash and cash equivalents during the three months ended December 31, 2023 was attributable to proceeds from the end-of-life of the Company’s memory products.

The Company is currently in the process of finalizing its consolidated financial results for the fourth quarter and year ended December 31, 2023 and, therefore, its actual results for these periods are not yet available and have not been audited. The Company’s actual results may differ materially from the estimated preliminary results set forth above and will not be finalized until after the Company completes its normal year-end accounting procedures. The Company’s preliminary results set forth above reflect management’s best estimate of the impact of events during the year and are based on the information currently available to the Company as of the date hereof.

Accordingly, undue reliance should not be placed on these preliminary estimates.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: January 24, 2024	By:	/s/ James Sullivan
James Sullivan Chief Financial Officer

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